CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 8 (“SA-8”) To
Purchase Agreement No. PA- 04749 Between
The Boeing Company
And
Hawaiian Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 8 (SA-8), entered into as of
April 11, 2025, is by and between THE BOEING COMPANY (Boeing) and HAWAIIAN AIRLINES, INC. (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. PA-04749 dated July 18, 2018, (as amended, supplemented or modified from time to time prior to the date hereof, the Purchase Agreement) relating to Boeing Model 787 aircraft (Aircraft); and

WHEREAS, Boeing and Customer agree to add to the Purchase Agreement [***] for Boeing model 787-9 aircraft;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents

The attached “Table of Contents” of the Purchase Agreement deletes and replaces its antecedent “Table of Contents” to reflect the changes made by this SA-8.
2.Letter Agreements.

2.1 Letter Agreement No. [***] titled [***] attached hereto, is hereby added and incorporated into the Purchase Agreement which reflects [***] for Boeing model 787-9 aircraft.

BOEING PROPRIETARY
P.A. 04749
HA

2.2 Letter Agreement No. [***] titled [***] is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, which reflects additional terms related to [***].

2.3 Letter Agreement No. [***] titled [***] is hereby deleted in its entirety and replaced with revised Letter Agreement No. [***], attached hereto, which reflects [***].

2.5 Letter Agreement No. [***] titled [***] is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, which reflects additional factors related to [***].
3. 3.     Effect on Purchase Agreement.

Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This SA-8 contains the entire agreement between the parties with respect to Boeing model 787-9 aircraft and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

AGREED AND ACCEPTED on the day and year written above.

THE BOEING COMPANY
By
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:
HAWAIIAN AIRLINES, INC.
By
Its	SVP Fleet, Revenue Products and Real Estate

BOEING PROPRIETARY
P.A. 04749
HA